EXHIBIT 10.2
                                                                 ------------


                       Change in Control Agreement


Set forth below are details in the executed Change in Control Agreements that differ from such document filed herewith as Exhibit 10.1.



On page 4, 8, 17 and page 18 of the Change in Control Agreement, reference to "Bank" and/or "Executive" differs as follows:




         Bank                                       Executive
         ----                                       ---------
WesBanco Bank Wheeling                          Edward M. George
WesBanco Bank Wheeling                          Paul M. Limbert
WesBanco Bank Wheeling                          Dennis P. Yaeger
WesBanco Bank Wheeling                          Jerome B. Schmitt
WesBanco Bank Wheeling                          John W. Moore, Jr.
WesBanco Bank Wheeling                          Kristine N. Molnar
WesBanco Bank Fairmont                          Thomas J. Hansberry
WesBanco Bank Charleston                        J. Christopher Thomas